Thrivent Church Loan and Income Fund

Supplement to the Prospectus dated July 29, 2020

Effective immediately, the “Minimum Initial Investment” table under “Buying Shares” is deleted and replaced with the following:

	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Class S Shares (taxable accounts)	$2,000	$50
Class S Shares (IRAs and tax-deferred accounts)	$1,000	$50

The date of this Supplement is August 20, 2020.

Please include this Supplement with your Prospectus.

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